UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): January 24, 2020

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HNGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 24, 2020, Hanger, Inc. (the “Company”) announced that the Company, in its capacity as a nominal defendant, entered into a Stipulation and Agreement of Settlement (“Stipulation”) in the shareholder derivative action filed in the 345th Judicial District Court in Travis County, Texas, Judy v. Asar, et. al., Lead Cause No. D-1-GN-15-000625 (the “Derivative Litigation”).

Pursuant to the Stipulation, the Company will implement certain corporate governance changes and modify certain governance practices, including, but not limited to, the following:

1.	Adopt a clawback policy that is substantially consistent with the Securities and Exchange Commission’s rules proposed in July 2015 pursuant to Section 954 of the Dodd-Frank Act;
2.	Formalize certain existing practices of the Company’s Internal Audit function, including certain communications, the reporting structure and attendance at Audit Committee meetings;
3.	Establish certain over-boarding limits for directors; and
4.	Formalize certain requirements for the director education program.

Additionally, the Company understands that its insurer will pay $400,000 to the plaintiffs’ counsel. Neither the Company, nor any of its current or former officers and directors, will make a payment under the settlement. Under the settlement, the Company and its shareholders will release all claims that have been or might have been asserted in the Derivative Litigation, and the Company and the directors and officers of the Company named as defendants continue to deny any liability or wrongdoing in connection with the allegations contained in the Derivative Litigation.

On January 21, 2020, the Court issued an order preliminarily approving the proposed settlement and providing for the notice of the settlement to be made to the Company’s shareholders. The full Notice of Proposed Derivative Settlement is attached as Exhibit 99.1 to the Current Report on Form 8-K and is available on the Company’s Investor Relations page (https://investor.hanger.com).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit. The following exhibit is being filed herewith:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Proposed Settlement of Derivative Action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Senior Vice President and General Counsel

Dated: January 24, 2020